UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2007 (August 21, 2007)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)
(614) 283-6500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 22, 2007, Abercrombie & Fitch Co. (the “Registrant”) issued a news release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended August 4, 2007. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant also made available in conjunction with the Release additional quarterly financial information as of and for the quarterly period ended August 4, 2007, as of and for the quarterly period ended May 5, 2007 and as of and for the quarterly periods during the fiscal years ended February 3, 2007, January 28, 2006 and January 29, 2005. The additional quarterly financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant’s management conducted a conference call on August 22, 2007, at approximately 4:30 p.m., Eastern Time, to review the Registrant’s financial results for the thirteen weeks ended August 4, 2007. Additionally, the Registrant’s management addressed plans for the second half of the fiscal year ending February 2, 2008 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the meeting of the Compensation Committee of the Board of Directors (the “Board”) of the Registrant held on August 21, 2007, the Compensation Committee approved (i) the form of Stock Option Agreement to be used to evidence the grant of nonstatutory stock options to employees of the Registrant and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan (the “2007 Plan”) and (ii) the form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to employees of the Registrant and its subsidiaries under the 2007 Plan. The form of Stock Option Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The form of Restricted Stock Unit Award Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. A description of the material terms of the 2007 Plan was included in the Registrant’s definitive Proxy Statement, dated May 10, 2007, filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2007, under the caption “PROPOSAL TO APPROVE ADOPTION OF THE ABERCROMBIE & FITCH CO. 2007 LONG-TERM INCENTIVE PLAN,” and incorporated by reference into “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Registrant’s Current Report on Form 8-K filed with the SEC on June 18, 2007 (the “June 18, 2007 Form 8-K”). The 2007 Plan was filed with the June 18, 2007 Form 8-K as Exhibit 10.2.

     Consistent with the terms of the 2007 Plan, the form of Stock Option Agreement contemplates that each nonstatutory stock option (“NSO”) evidenced thereby will be granted with an exercise price equal to the per share closing price of the Registrant’s Class A Common Stock as reported on the New York Stock Exchange on the grant date and a ten-year term, subject to earlier expiration or forfeiture in accordance with the provisions of the 2007 Plan and the optionee’s Stock Option Agreement. The form of Stock Option Agreement provides for the vesting of the NSO evidenced thereby in annual installments (which may or may not be equal) beginning on the first anniversary of the grant date, subject to the continued employment of the optionee by the Registrant or one of its subsidiaries on such vesting date. The form of Stock Option Agreement also provides for the acceleration of vesting if an optionee becomes totally disabled or dies while employed by the Registrant or one of its subsidiaries. The form of Stock Option Agreement contemplates that unless the Board of the Registrant or the Compensation Committee provides otherwise prior to a “Change of Control” (as defined in the 2007 Plan), upon a Change of Control, the provisions of Section 9 of the 2007 Plan will govern the treatment of the NSO. The foregoing summary is qualified in its entirety by reference to the form of Stock Option Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.
     Each restricted stock unit evidenced by the form of Restricted Stock Unit Award Agreement represents the right to receive one issued and outstanding share of the Registrant’s Class A Common Stock, subject to the restrictions, conditions and other terms set forth in the Restricted Stock Unit Award Agreement. Consistent with the terms of the 2007 Plan, the form of Restricted Stock Unit Award Agreement contemplates that restricted stock units evidenced thereby will be granted subject to a period of restriction which will lapse, and the restricted stock units will vest, in installments (which may or may not be equal) beginning on the grant date, subject to the continued employment of the participant by the Registrant or one of its subsidiaries on such vesting date. The form of Restricted Stock Unit Award Agreement provides for the acceleration of the lapsing of the restricted period if a participant becomes totally disabled or dies while employed by the Registrant or one of its subsidiaries. Upon the retirement of a participant, the Compensation Committee may, but is not required to, shorten or terminate the restricted period applicable to the participant’s restricted stock units. Except as the Compensation Committee may at any time provide, if the employment of a participant with the Registrant and its subsidiaries is terminated for any other reason prior to the lapsing of the applicable restricted period, the participant’s restricted stock units will be forfeited to the Registrant. The form of Restricted Stock Unit Award Agreement contemplates that unless the Board of the Registrant or the Compensation Committee provides otherwise prior to a Change of Control, upon a Change of Control, the provisions of Section 9 of the 2007 Plan will govern the treatment of the restricted stock units. The foregoing summary is qualified in its entirety by reference to the form of Restricted Stock Unit Award Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     At the meeting of the Board of the Registrant held on August 21, 2007, the Board adopted amendments to the Abercrombie & Fitch Code of Business Conduct and Ethics (the “Code of Ethics”) in order to conform the provisions of the Code of Ethics with the guidelines and procedures set forth in the Abercrombie & Fitch Co. Related Person Transaction Policy adopted by the Board at the August 21, 2007 meeting, as discussed in “Item 8.01. Other Events” of this Current Report on Form 8-K. The Code of Ethics is applicable to all associates, including every officer and director, of the Registrant and its operating subsidiaries. The amendments clarify that the Nominating and Board Governance Committee (the “Nominating Committee”) of the Board may approve related person transactions if required or appropriate under the applicable policies of the Registrant (including the Related Person Transaction Policy). In addition, the amendments clarify that if a potential conflict of interest arises concerning an officer of director of the Registrant or a subsidiary of the Registrant, all information regarding the issue should be reported to the General Counsel of the Registrant for review and, if appropriate or required under the applicable policies of the Registrant, submission to the Nominating Committee for review and the taking of such course of action as the Nominating Committee deems appropriate. The Code of Ethics, as amended on August 21, 2007, is included as Exhibit 14 to this Current Report on Form 8-K. The Code of Ethics, as amended on August 21, 2007, has been posted on the “Corporate Governance” page of the Registrant’s website at www.abercrombie.com, accessible through the “Investors” page, and is available in print from the Registrant by sending a request to the Investor Relations Department, 6301 Fitch Path, New Albany, Ohio 43054.
Item 8.01. Other Events.
     In the Release, the Registrant also announced that the Board of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on August 22, 2007 and is payable on September 25, 2007 to stockholders of record at the close of business on September 4, 2007.
     At the meeting of the Board of the Registrant held on August 21, 2007, the Board adopted the Abercrombie & Fitch Co. Related Person Transaction Policy, which was recommended by the Nominating Committee. The Related Person Transaction Policy sets forth the guidelines and procedures under which the transactions falling within the scope of the Related Person Transaction Policy are to be reviewed and approved or ratified. The Related Person Transaction Policy is included as Exhibit 99.4 to this Current Report on Form 8-K and has been posted on the “Corporate Governance” page of the Registrant’s website at www.abercrombie.com, accessible through the “Investors” page.

Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable
     (d) Exhibits:
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Stock Option Agreement to be used to evidence the grant of nonstatutory stock options to employees of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan after August 21, 2007

10.2	Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to employees of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan after August 21, 2007

14	Abercrombie & Fitch Code of Business Conduct and Ethics, as amended by the Board of Directors on August 21, 2007

99.1	News Release issued by Abercrombie & Fitch Co. on August 22, 2007

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on August 22, 2007

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 22, 2007

99.4	Abercrombie & Fitch Co. Related Person Transaction Policy, as adopted on August 21, 2007
[Reminder of page intentionally left blank; signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: August 27, 2007	By:	/s/ Michael W. Kramer
Michael W. Kramer
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated August 27, 2007
Abercrombie & Fitch Co.

Exhibit No.	Description

10.1	Form of Stock Option Agreement to be used to evidence the grant of nonstatutory stock options to employees of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan after August 21, 2007

10.2	Form of Restricted Stock Unit Award Agreement to be used to evidence the grant of restricted stock units to employees of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan after August 21, 2007

14	Abercrombie & Fitch Code of Business Conduct and Ethics, as amended by the Board of Directors on August 21, 2007

99.1	News Release issued by Abercrombie & Fitch Co. on August 22, 2007

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on August 22, 2007

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 22, 2007

99.4	Abercrombie & Fitch Co. Related Person Transaction Policy, as adopted on August 21, 2007